Supplement to the
Fidelity Advisor Freedom Funds®
Institutional Class (currently known as Class I)
May 30, 2015
Prospectus

Effective October 1, 2015, FMR Co., Inc. serves as investment adviser for the funds.  All references to Strategic Advisers, Inc. in the prospectus are replaced with FMR Co., Inc.

The following information replaces the similar information found in paragraph 4 in the "Shareholder Information" section under the heading "Buying Shares" on page 62.

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

The following information supplements information found in the "Fund Services" section under the heading "Fund Management" on page 66.

Fidelity Advisor Freedom® 2060 Fund
Institutional Class

Rate	0.00%
AFFI-15-04  October 30, 2015
1.790698.144